UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2018

Item 1. Reports to Stockholders.

Annual Report	10/31/2018

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Year	-1.12%	-5.81%	-2.05%
Since Inception (12/1/14)	1.97	0.71	1.14

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -1.12% in the one-year reporting period ended October 31, 2018. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned -2.05% over the same period. At period end, the Fund’s Class A shares produced a distribution rate of 4.05% (without sales charge).

MARKET OVERVIEW

President Trump’s tax bill passed very late in December 2017, finalizing a process that had moved in fits and starts for much of the year. The final bill was mostly in line with earlier expectations, with key changes being a much lower corporate tax rate, small cuts to individual tax rates, and some changes to deductibility of mortgage payments and state taxes. These tax cuts along with high optimism of synchronized global growth helped move market sentiment up significantly to start 2018. Equity markets were up strongly in January as earnings reports were positive and expectations for future growth continued to be priced in.

After reaching record highs, markets saw a sell-off in February as market volatility returned and sentiment for risk assets turned negative during the month. The U.S. equity market declined on concerns over stretched valuations, an increase in inflation expectations, and less accommodation from global central banks.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Throughout the period, activity from central banks around the world was closely monitored as the liquidity they have been providing has been a key backstop to market sentiment over the past decade. The U.S. Federal Reserve (Fed) increasingly tapered its re-investment program for both government and mortgage-backed securities. The Fed raised rates four times during the period, bringing the total number of rate increases to eight since December 2015. Other central banks around the world also signaled a slowdown of liquidity support. While the European Central Bank (ECB) announcement in June was accepted as ‘dovish,’ it did commit to ending its purchase program by year-end.

Later in the year, the Trump administration initiated aggressive U.S. policies toward global trade relations, triggering fears of global trade wars. Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods traded between the U.S. and China. The concerns of strained trade relations caused by U.S policy expanded to traditionally friendly trade partners: Canada, Mexico, and the European Union. While there were periods of respite from the negative sentiment of global trade wars, particularly when a reformed NAFTA agreement was signed by the three North American countries, fears of full blown global trade wars weighed on markets.

Negative volatility again entered the markets in October as investors were concerned over rising interest rates, global trade wars, and weakness in the outlook for global growth.

Equity markets lost most of the gains they had made since the February sell off.

FUND REVIEW

During the period, our alternative income component was a positive contributor to performance. We hold event-linked bonds because they offer strong potential for diversified income. Multiple hurricane and wildfire events in the second half of 2017 caused significant insured losses and spread widening in the alternative income source. This high spread level and attractive yield in turn caused event-linked bonds to generate a positive return during the period, a rebound from some of the underperformance last year. In addition to attractive yield and total return prospects, event-linked bonds offer compelling portfolio diversification characteristics, as natural catastrophes generally exhibit low correlation with shocks to economic growth. Moreover, we believe floating rate event-linked bonds are particularly attractive versus more traditional high yielding asset classes given the advanced state of the credit cycle.

Other contributors included credit assets such as bank loans within the fixed income component. Bank loans outperformed both investment grade and below investment grade credit assets throughout the back-up in interest rates while the volatility in equity markets picked up. We do see headwinds in credit markets with non-financial corporate leverage nearing previous cyclical peaks and tight spread levels. Given the advanced stage of the credit cycle and our expectation for

5      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

continued interest rate risk in this part of the cycle, we have a tilt to bank loans over high yield bonds, primarily motivated by the better collateral security offered in the loan market.

Our allocation to emerging market local debt was a detractor to performance during the period. This asset class fell over 7% as the sell-off in emerging markets intensified with fed rate hikes, which caught us by surprise given supportive inflation dynamics in emerging markets. However, a large component of the underperformance came from the currency component; local rates have outperformed most credit assets, especially investment grade. Valuations are attractive in both the yield and in currencies. Emerging markets’ inflation remains low and continues to surprise to the downside. Real rates are higher than 3%, and the real rate differential to developed markets is the highest since the early 2000s. Our duration overlay was a detractor from performance during the period as we witnessed a back-up in interest rates due to an increase in inflation expectations.

Finally, the equity component also detracted from performance. Our large cap core strategy, which has historically outperformed in periods of volatility, was the largest detractor to performance due to poor stock selection. In particular, the underperformance was mainly driven by company-specific issues with some of our larger holdings within the Industrials, Utilities, and Health Care sectors. Also, our high-dividend oriented strategy underperformed the broader domestic equity market as we have seen a large dispersion between growth stocks outperforming value or dividend-oriented stocks.

OUTLOOK

Global growth has peaked, and the deceleration in economic activity, while not severe, is broad based. Our leading indicators suggest the U.S. is entering a slowdown regime, joining the deceleration experienced by Europe and emerging markets. Market sentiment remains weak, particularly in non-U.S. markets. Our overall stance remains slightly defensive, with a modest underweight to equities and overweight to duration. We maintain a significant exposure to alternative assets such as event-linked bonds and master limited partnerships, at the expense of investment-grade and core U.S. equities.

As always, we continue to closely monitor the developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture; both are potential headwinds to derail the advanced cycle. The main risk, in our view, is a dovish shift in the Fed’s rhetoric. While we expect the Fed to continue hiking rates through at least mid-2019, a dovish shift in communication is likely to provide substantial relief to risky assets, particularly in emerging markets, while weakening the dollar. A signaling that monetary policy has reached a neutral stance would indicate the approaching end of the tightening cycle, extending the current market cycle even

6      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

further. If that were to happen and leading economic indicators were to re-accelerate, we would adjust our exposures accordingly. On the contrary, should we see further

Benjamin Rockmuller, CFA Portfolio Manager

deterioration in economic data, or volatility pickup in equities or credit, we stand ready to adapt to a slowing macro environment and could reduce risk further.

Alessio de Longis, CFA Portfolio Manager

7      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS
Oppenheimer Senior Floating Rate Fund, Cl. I	22.2%
Oppenheimer Master Event-Linked Bond Fund, LLC	15.5
iShares iBoxx $ Investment Grade Corporate Bond Exchange Traded Fund	10.3
Oppenheimer Global High Yield Fund, Cl. I	10.0
SPDR S&P 500 Exchange Traded Fund	8.9
ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	8.4
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	4.1
Sabra Health Care REIT, Inc.	0.4
Park Hotels & Resorts, Inc.	0.4
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

PORTFOLIO ALLOCATION
Investment Companies
ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	8.8%
iShares iBoxx $ Investment Grade Corporate Bond Exchange Traded Fund	10.9
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	4.4
Oppenheimer Global High Yield Fund	10.5
Oppenheimer Institutional Government Money Market Fund	0.2
Oppenheimer Master Event-Linked Bond Fund, LLC	16.3
Oppenheimer Senior Floating Rate Fund	23.4
SPDR S&P 500 Exchange Traded Fund	9.4
Non-Convertible Corporate Bonds and Notes	7.2
Common Stocks	5.1
Preferred Stocks	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on the total market value of investments.

8      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS
United States	94.9%
France	1.5
United Kingdom	0.8
Singapore	0.8
Switzerland	0.5
Spain	0.4
Netherlands	0.4
Australia	0.3
Belgium	0.2
Hong Kong	0.2

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2018, and are based on total market value of investments.

REGIONAL ALLOCATION
U.S./Canada	94.9%
Europe	3.8
Asia	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2018, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

9      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

DISTRIBUTION RATES
As of 10/31/18
	Without Sales Charge	With Sales Charge
Class A	4.05%	3.86%
Class C	3.14	N/A
Class I	4.35	N/A
Class R	3.71	N/A
Class Y	4.27	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 10/31/18
Class A	5.10%
Class C	4.49
Class I	5.44
Class R	5.05
Class Y	5.52

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 10/31/18
Class A	4.39%
Class C	3.63
Class I	4.61
Class R	4.13
Class Y	4.65

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	Since Inception
Class A (QMAAX)	12/1/14	-1.12%	1.97%
Class C (QMACX)	12/1/14	-1.79	1.17
Class I (QMAIX)	12/1/14	-0.76	2.24
Class R (QMARX)	12/1/14	-1.30	1.68
Class Y (QMAYX)	12/1/14	-0.91	2.14

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	Since Inception
Class A (QMAAX)	12/1/14	-5.81%	0.71%
Class C (QMACX)	12/1/14	-2.75	1.17
Class I (QMAIX)	12/1/14	-0.76	2.24
Class R (QMARX)	12/1/14	-1.30	1.68
Class Y (QMAYX)	12/1/14	-0.91	2.14

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

10      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The distribution rate is based on the pay date immediately preceding the nearest month-end or quarter-end. The dividend rate for each share class is calculated by annualizing the dividend distributed by the class on that date and dividing that figure by the class’s net asset value on that date. For the Class A dividend rate with sales charge, the annualized Class A dividend distribution is divided by the Class A maximum offering price on that date. Each result is compounded semiannually and annualized. Falling share prices artificially increase distribution rates. This Report must be preceded or accompanied by a Fund prospectus.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended October 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended October 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class A	$1,000.00	$987.80	$3.11
Class C	1,000.00	984.70	7.13
Class I	1,000.00	990.10	1.91
Class R	1,000.00	986.30	4.62
Class Y	1,000.00	988.80	2.11

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.08	3.16
Class C	1,000.00	1,018.05	7.25
Class I	1,000.00	1,023.29	1.94
Class R	1,000.00	1,020.57	4.70
Class Y	1,000.00	1,023.09	2.14

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.62%
Class C	1.42
Class I	0.38
Class R	0.92
Class Y	0.42

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS October 31, 2018

	Shares	Value
Common Stocks—4.8%
Financials—4.8%
Real Estate Investment Trusts (REITs)—4.6%
Apple Hospitality REIT, Inc.	8,090	$130,815
Ascendas Real Estate Investment Trust	93,087	169,064
Blackstone Mortgage Trust, Inc., Cl. A	1,483	50,036
Eurocommercial Properties NV	3,674	136,058
Fortune Real Estate Investment Trust	165,000	182,128
Gaming & Leisure Properties, Inc.	9,180	309,274
ICADE	2,587	219,433
Keppel REIT	279,000	227,931
Mapletree Commercial Trust	214,000	248,864
Medical Properties Trust, Inc.	15,240	226,466
MGM Growth Properties LLC, Cl. A	5,050	142,865
New Residential Investment Corp.	14,690	262,657
Park Hotels & Resorts, Inc.	11,810	343,317
Physicians Realty Trust	7,200	119,376
Sabra Health Care REIT, Inc.	16,210	350,947
Starwood Property Trust, Inc.	12,630	274,324
TPG RE Finance Trust, Inc.	12,390	245,570
Unibail-Rodamco-Westfield	761	138,033
Vicinity Centres	50,400	94,444
Warehouses de Pauw CVA	1,548	200,794
Welltower, Inc.	1,920	126,854
		4,199,250
Real Estate Management & Development—0.2%
Carmila SA	8,100	178,516
Total Common Stocks (Cost $4,403,472)		4,377,766
Preferred Stocks—3.6%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	3,833	97,128
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][1]	9,775	258,744
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	1,000	26,240
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	2,275	57,990
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	3,925	90,314
eBay, Inc., 6.00% Cv.	4,600	115,598
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	5,450	149,167
First Republic Bank, 7.00% Non-Cum.	4,300	108,747
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][1]	6,474	170,007
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,700	247,835
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	4,500	115,470
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	5,975	150,570
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	8,750	229,075
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,350	59,784
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non- Vtg. [US0003M+406.7][1]	8,350	220,023
Prudential Financial, Inc., 5.75% Jr. Sub.	2,050	50,984
Public Storage, 5.20% Cum., Series X, Non-Vtg.	4,000	91,080

14      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Preferred Stocks (Continued)
Qwest Corp., 7.00% Sr. Unsec.	3,331	$83,175
Senior Housing Properties Trust, 5.625% Sr. Unsec.	2,875	62,646
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	2,475	62,246
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][1]	3,844	98,214
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][1]	9,925	268,074
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	5,725	136,255
VEREIT, Inc., 6.70% Cum., Non-Vtg.	9,425	234,494
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][1]	4,325	118,981
Total Preferred Stocks (Cost $3,423,316)		3,302,841

	Principal Amount
Non-Convertible Corporate Bonds and Notes—6.9%
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[1,2]	$160,000	159,600
Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[1,2]	200,000	172,750
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[1,2,3]	200,000	197,711
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[1,2]	225,000	237,656
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,3]	200,000	206,438
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,4]	200,000	208,250
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[1,2]	209,000	198,811
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[1,2]	170,000	167,620
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[1,2]	140,000	143,325
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,4]	275,000	295,650
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[1,2,3]	200,000	203,250
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[1,2]	125,000	118,281
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[1,2]	188,000	187,530
Energy Transfer Operating LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[1,2]	109,000	101,166
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[1,2]	55,000	52,525
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	207,000	191,216
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[1,2]	11,000	8,827
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[1,2]	105,000	97,104
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[1,2]	110,000	111,375
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,5]	121,000	111,623
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[1,2]	109,000	107,024
ILFC E-Capital Trust I, 4.78% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,4]	220,000	195,250
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2,3]	200,000	202,394
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	199,000	202,980
5.99% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[1,2]	183,000	183,915

15      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Lincoln National Corp., 4.669% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[1]	$ 120,000	$110,100
Lloyds Banking Group plc, 7.50% [USSW5+449.6] Jr. Sub. Perpetual Bonds[1,2]	200,000	201,500
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,4]	200,000	180,000
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[1,2]	106,000	106,928
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[1]	107,000	96,732
PPL Capital Funding, Inc., 5.051% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[1]	111,000	108,225
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[1,2]	300,000	305,700
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,4]	200,000	203,250
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[1,2]	95,000	95,356
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,2]	137,000	132,767
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,2]	121,000	111,093
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,3]	200,000	207,271
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,4]	118,000	101,775
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[1,2]	203,000	198,179
Total Non-Convertible Corporate Bonds and Notes (Cost $6,495,721)		6,221,147

	Shares
Investment Companies—79.6%
ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	348,473	7,628,074
iShares iBoxx $ Investment Grade Corporate Bond Exchange Traded Fund	83,693	9,392,865
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	35,850	3,752,061
Oppenheimer Global High Yield Fund, Cl. I6	1,013,786	9,103,802
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12%[6,7]	145,872	145,872
Oppenheimer Master Event-Linked Bond Fund, LLC[6]	895,202	14,091,060
Oppenheimer Senior Floating Rate Fund, Cl. I6	2,504,265	20,184,380
SPDR S&P 500 Exchange Traded Fund	30,007	8,120,794
Total Investment Companies (Cost $75,925,983)		72,418,908
Total Investments, at Value (Cost $90,248,492)	94.9%	86,320,662
Net Other Assets (Liabilities)	5.1	4,628,962

Net Assets	100.0%	$90,949,624

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,017,064 or 1.12% of the Fund’s net assets at period end.

16      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Footnotes to Statement of Investments (Continued)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $1,184,175 or 1.30% of the Fund’s net assets at period end.

5. Restricted security. The aggregate value of restricted securities at period end was $111,623, which represents 0.12% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	1/18/18	$117,877	$111,623	$(6,254)

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares October 31, 2018
Investment Company
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	1,356,095	128,688	1,484,783	—
Oppenheimer Global High Yield Fund, Cl. I	1,067,690	120,676	174,580	1,013,786
Oppenheimer Institutional Government Money Market Fund, Cl. E	6,732,147	52,709,207	59,295,482	145,872
Oppenheimer Master Event-Linked Bond Fund, LLC	849,939	218,936	173,673	895,202
Oppenheimer Senior Floating Rate Fund, Cl. I	3,240,792	377,331	1,113,858	2,504,265

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	$—	$265,501	$392,745	$202,077
Oppenheimer Global High Yield Fund, Cl. I	9,103,802	587,957	(98,630)	(489,926)
Oppenheimer Institutional Government Money Market Fund, Cl. E	145,872	25,811	—	—
Oppenheimer Master Event-Linked Bond Fund, LLC	14,091,060	1,091,000[a]	(343,512)[a]	154,642[a]
Oppenheimer Senior Floating Rate Fund, Cl. I	$20,184,380	$1,172,502	$(113,227)	$48,980

Total	$43,525,114	$3,142,771	$(162,624)	$(84,227)

        a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

7. Rate shown is the 7-day yield at period end.

17      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$81,941,234	94.9%
France	1,243,131	1.5
United Kingdom	713,638	0.8
Singapore	645,860	0.8
Switzerland	410,521	0.5
Spain	370,461	0.4
Netherlands	338,451	0.4
Australia	274,444	0.3
Belgium	200,794	0.2
Hong Kong	182,128	0.2

Total	$86,320,662	100.0%

Futures Contracts as of October 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
MSCI Emerging Market Index	Sell	12/21/18	9	USD 461	$430,515	$30,890
S&P 500 E-Mini Index	Buy	12/21/18	102	USD 14,834	13,826,100	(1,007,893)
Stoxx Europe 600 Index	Sell	12/21/18	168	EUR 3,633	3,430,842	201,694
United States Treasury Long Bonds	Buy	12/19/18	2	USD 289	276,250	(12,581)
United States Treasury Nts., 10 yr.	Buy	12/19/18	69	USD 8,297	8,172,188	(125,188)
United States Treasury Nts., 10 yr.	Sell	12/19/18	1	USD 120	118,438	1,627
United States Treasury Nts., 5 yr.	Buy	12/31/18	34	USD 3,855	3,821,016	(33,511)
United States Ultra Bonds	Buy	12/19/18	53	USD 8,467	7,908,594	(558,250)

						$(1,503,212)

Centrally Cleared Credit Default Swaps at October 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.30	Buy	5.000%	6/20/23	USD 2,500	$183,574	$(166,776)	$16,798
CDX.IG.31	Buy	1.000	12/20/23	USD 2,500	45,938	(40,398)	5,540

Total Centrally Cleared Credit Default Swaps					$229,512	$(207,174)	$22,338

18      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Glossary:

Currency abbreviations indicate amounts reporting in currencies

EUR	Euro

Definitions
30YR CMT	30 Year Constant Maturity Treasury
CDX.HY.30	Markit CDX High Yield Index
CDX.IG.31	Markit CDX Investment Grade Index
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $44,707,531)	$42,795,548
Affiliated companies (cost $45,540,961)	43,525,114

86,320,662
Cash	20,757
Cash used for collateral on futures	2,087,000
Cash used for collateral on centrally cleared swaps	296,534
Advanced subscription - affiliate	2,500,000
Receivables and other assets:
Interest, dividends and principal paydowns	242,156
Variation margin receivable	131,580
Shares of beneficial interest sold	2,652
Other	37,754

Total assets	91,639,095

Liabilities
Centrally cleared swaps, at value (premiums received $229,512)	207,174
Payables and other liabilities:
Variation margin payable	153,505
Investments purchased	146,032
Shares of beneficial interest redeemed	93,190
Distribution and service plan fees	15,613
Shareholder communications	6,125
Trustees’ compensation	1,097
Other	66,735

Total liabilities	689,471

Net Assets	$90,949,624

Composition of Net Assets
Par value of shares of beneficial interest	$10,014
Additional paid-in capital	98,585,112
Total accumulated loss	(7,645,502)

Net Assets	$90,949,624

20      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $62,381,774 and 6,867,006 shares of beneficial interest outstanding)	$9.08

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.53

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,860,838 and 866,828 shares of beneficial interest outstanding)	$9.07

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,330,851 and 146,443 shares of beneficial interest outstanding)	$9.09

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,516,399 and 167,013 shares of beneficial interest outstanding)	$9.08

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $17,859,762 and 1,966,261 shares of beneficial interest outstanding)	$9.08

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2018

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,080,847
Dividends	10,153
Net expenses	(67,463)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,023,537

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $14,603)	1,382,939
Affiliated companies	2,051,771
Interest	839,740
Total investment income	4,274,450

Expenses
Management fees	619,572
Distribution and service plan fees:
Class A	57,527
Class C	86,378
Class R	6,875
Transfer and shareholder servicing agent fees:
Class A	120,777
Class C	15,327
Class I	477
Class R	2,449
Class Y	43,334
Shareholder communications:
Class A	10,334
Class C	4,365
Class I	763
Class R	1,078
Class Y	8,737
Registration fees	102,989
Custodian fees and expenses	70,293
Legal, auditing and other professional fees	57,821
Trustees’ compensation	1,395
Other	5,414
Total expenses	1,215,905
Less waivers and reimbursements of expenses	(651,019)
Net expenses	564,886

Net Investment Income	4,733,101

22      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$(942,540)
Affiliated companies	180,888
Option contracts written	72,613
Futures contracts	(847,018)
Foreign currency transactions	(291)
Swap contracts	295,155
Net realized loss allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(343,512)
Net realized loss	(1,584,705)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(2,266,310)
Affiliated companies	(238,869)
Translation of assets and liabilities denominated in foreign currencies	2,855
Futures contracts	(1,300,088)
Swap contracts	(304,362)
Net change in unrealized appreciation/(depreciation) allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	154,642
Net change in unrealized appreciation/(depreciation)	(3,952,132)
Net Decrease in Net Assets Resulting from Operations	$(803,736)

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017[1]
Operations
Net investment income	$4,733,101	$2,721,912
Net realized gain (loss)	(1,584,705)	278,537
Net change in unrealized appreciation/(depreciation)	(3,952,132)	(183,767)
Net increase (decrease) in net assets resulting from operations	(803,736)	2,816,682

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(2,704,559)	(2,652,904)
Class C	(280,773)	(121,797)
Class I	(68,614)	(843)
Class R	(51,743)	(38,167)
Class Y	(1,006,110)	(402,090)
Total dividends and distributions declared	(4,111,799)	(3,215,801)

Tax return of capital distribution:
Class A	—	(275,283)
Class C	—	(12,638)
Class I	—	(88)
Class R	—	(3,961)
Class Y	—	(41,724)

Total return of capital distribution	—	(333,694)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,492,951)	17,705,596
Class C	1,510,756	5,818,005
Class I	1,351,427	96,553
Class R	387,320	501,009
Class Y	(10,220,608)	29,301,601
Total beneficial interest transactions	(10,464,056)	53,422,764

Net Assets
Total increase (decrease)	(15,379,591)	52,689,951
Beginning of period	106,329,215	53,639,264
End of period	$90,949,624	$106,329,215

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.44	0.36	0.41	0.38
Net realized and unrealized gain (loss)	(0.54)	0.11	0.08	(0.51)
Total from investment operations	(0.10)	0.47	0.49	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.43)	(0.43)	(0.36)
Tax return of capital distribution	0.00	(0.05)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.38)	(0.48)	(0.43)	(0.36)
Net asset value, end of period	$9.08	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	(1.12)%	5.04%	5.37%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,382	$69,141	$51,716	$48,077
Average net assets (in thousands)	$67,579	$59,340	$48,887	$49,189
Ratios to average net assets:[5,6]
Net investment income	4.61%	3.72%	4.40%	4.21%
Expenses excluding specific expenses listed below	1.18%	1.27%	1.38%	1.21%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.18%	1.27%	1.38%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.86%	0.94%	0.79%
Portfolio turnover rate	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.53%
Year Ended October 31, 2017	1.56%
Year Ended October 31, 2016	1.74%
Period Ended October 30, 2015	1.58%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.54	$9.56	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.36	0.28	0.35	0.29
Net realized and unrealized gain (loss)	(0.52)	0.11	0.07	(0.50)
Total from investment operations	(0.16)	0.39	0.42	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.37)	(0.37)	(0.28)
Tax return of capital distribution	0.00	(0.04)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.31)	(0.41)	(0.37)	(0.28)
Net asset value, end of period	$9.07	$9.54	$9.56	$9.51

Total Return, at Net Asset Value[4]	(1.79)%	4.16%	4.55%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,861	$6,802	$1,047	$119
Average net assets (in thousands)	$8,652	$3,568	$502	$71
Ratios to average net assets:[5,6]
Net investment income	3.81%	2.93%	3.69%	3.31%
Expenses excluding specific expenses listed below	2.12%	2.36%	2.67%	5.29%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	2.12%	2.36%	2.67%	5.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.65%	1.69%	1.68%
Portfolio turnover rate	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	2.47%
Year Ended October 31, 2017	2.65%
Year Ended October 31, 2016	3.03%
Period Ended October 30, 2015	5.66%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class I	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.46	0.39	0.44	0.40
Net realized and unrealized gain (loss)	(0.52)	0.11	0.07	(0.51)
Total from investment operations	(0.06)	0.50	0.51	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.46)	(0.45)	(0.38)
Tax return of capital distribution	0.00	(0.05)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.41)	(0.51)	(0.45)	(0.38)
Net asset value, end of period	$9.09	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	(0.76)%	5.28%	5.62%	(1.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,331	$105	$10	$10
Average net assets (in thousands)	$1,590	$17	$9	$10
Ratios to average net assets:[5,6]
Net investment income	4.85%	4.05%	4.65%	4.43%
Expenses excluding specific expenses listed below	0.98%	0.98%	1.16%	0.98%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	0.98%	0.98%	1.16%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.34%	0.53%	0.69%	0.56%
Portfolio turnover rate	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.33%
Year Ended October 31, 2017	1.27%
Year Ended October 31, 2016	1.52%
Period Ended October 30, 2015	1.35%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.55	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.41	0.33	0.40	0.34
Net realized and unrealized gain (loss)	(0.53)	0.10	0.07	(0.50)
Total from investment operations	(0.12)	0.43	0.47	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.41)	(0.41)	(0.33)
Tax return of capital distribution	0.00	(0.04)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.35)	(0.45)	(0.41)	(0.33)
Net asset value, end of period	$9.08	$9.55	$9.57	$9.51

Total Return, at Net Asset Value[4]	(1.30)%	4.62%	5.13%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,516	$1,207	$713	$163
Average net assets (in thousands)	$1,381	$900	$315	$56
Ratios to average net assets:[5,6]
Net investment income	4.31%	3.41%	4.27%	3.89%
Expenses excluding specific expenses listed below	1.65%	1.95%	2.00%	4.14%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.65%	1.95%	2.00%	4.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	1.17%	1.12%	1.18%
Portfolio turnover rate	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	2.00%
Year Ended October 31, 2017	2.24%
Year Ended October 31, 2016	2.36%
Period Ended October 30, 2015	4.51%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class Y	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.46	0.38	0.45	0.38
Net realized and unrealized gain (loss)	(0.54)	0.11	0.06	(0.51)
Total from investment operations	(0.08)	0.49	0.51	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.45)	(0.45)	(0.36)
Tax return of capital distribution	0.00	(0.05)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.40)	(0.50)	(0.45)	(0.36)
Net asset value, end of period	$9.08	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	(0.91)%	5.23%	5.57%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,860	$29,074	$153	$43
Average net assets (in thousands)	$24,003	$9,580	$73	$21
Ratios to average net assets:[5,6]
Net investment income	4.81%	3.96%	4.72%	4.28%
Expenses excluding specific expenses listed below	1.11%	1.19%	1.39%	1.26%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.11%	1.19%	1.39%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.39%	0.62%	0.66%	0.73%
Portfolio turnover rate	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.46%
Year Ended October 31, 2017	1.48%
Year Ended October 31, 2016	1.75%
Period Ended October 30, 2015	1.63%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2018

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

30      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

31      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Total Distributable Earnings	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$701,946	$4,755,571	$3,577,190

1. At period end, the Fund had $4,755,571 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

32      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss
$31,052	$31,052

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2018	Year Ended October 31, 2017

Distributions paid from:
Ordinary income	$4,111,799	$3,215,801
Return of capital	—	333,694

Total	$4,111,799	$3,549,495

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$89,900,869
Federal tax cost of other investments	29,817,229

Total federal tax cost	$119,718,098

Gross unrealized appreciation	$275,981
Gross unrealized depreciation	(3,853,171)

Net unrealized depreciation	$(3,577,190)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board

33      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

(“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

34      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at

35      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks Financials	$2,582,501	$1,795,265	$—	$4,377,766
Preferred Stocks	3,302,841	—	—	3,302,841
Non-Convertible Corporate Bonds and Notes	—	6,221,147	—	6,221,147
Investment Companies	58,327,848	14,091,060	—	72,418,908

36      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Total Investments, at Value	64,213,190	22,107,472	—	86,320,662
Other Financial Instruments:
Futures contracts	234,211	—	—	234,211
Total Assets	$64,447,401	$22,107,472	$—	$86,554,873

Liabilities Table
Other Financial Instruments:
Centrally cleared swaps, at value	$—	$(207,174)	$—	$(207,174)
Futures contracts	(1,737,423)	—	—	(1,737,423)
Total Liabilities	$(1,737,423)	$(207,174)	$—	$(1,944,597)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

37      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the

Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund.

As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 3.8% of the Master Fund at period end.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued

38      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 42% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

39      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the

40      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $32,048,882 and $2,453,934 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference

41      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $314 and $7,793 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue

42      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon

43      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,164,615 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of

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6. Use of Derivatives (Continued)

$2,030,856 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses

45      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

46      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts				Centrally cleared swaps, at value	$207,174
Equity contracts	Variation margin receivable	$131,580	*	Variation margin payable	58,192*
Interest rate contracts				Variation margin payable	95,313*

Total		$131,580			$360,679

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Futures contracts	Swap contracts	Total
Credit contracts	$—	$—	$(93,139)	$(93,139)
Equity contracts	72,613	(26,139)	388,294	434,768
Interest rate contracts	—	(820,879)	—	(820,879)

Total	$72,613	$(847,018)	$295,155	$(479,250)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Futures contracts	Swap contracts	Total
Credit contracts		$—	$22,338	$22,338
Equity contracts		(872,013)	(326,700)	(1,198,713)
Interest rate contracts		(428,075)	—	(428,075)

Total		$(1,300,088)	$(304,362)	$(1,604,450)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	1,212,837	$11,680,664	2,147,348	$20,749,767
Dividends and/or distributions reinvested	101,103	958,580	51,435	495,486
Redeemed	(1,681,973)	(16,132,195)	(366,807)	(3,539,657)

Net increase (decrease)	(368,033)	$(3,492,951)	1,831,976	$17,705,596

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NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	404,297	$3,875,281	677,335	$6,531,573
Dividends and/or distributions reinvested	27,542	260,727	13,589	130,728
Redeemed	(277,974)	(2,625,252)	(87,455)	(844,296)

Net increase	153,865	$1,510,756	603,469	$5,818,005

Class I
Sold	255,071	$2,479,376	9,953	$96,460
Dividends and/or distributions reinvested	7,213	68,208	44	425
Redeemed	(126,803)	(1,196,157)	(35)	(332)

Net increase	135,481	$1,351,427	9,962	$96,553

Class R
Sold	67,901	$649,655	76,765	$741,659
Dividends and/or distributions reinvested	4,655	44,070	4,153	39,838
Redeemed	(31,940)	(306,405)	(29,083)	(280,488)

Net increase	40,616	$387,320	51,835	$501,009

Class Y
Sold	1,628,460	$15,702,422	3,242,230	$31,387,433
Dividends and/or distributions reinvested	105,681	1,004,473	45,764	441,860
Redeemed	(2,810,353)	(26,927,503)	(261,506)	(2,527,692)

Net increase (decrease)	(1,076,212)	$(10,220,608)	3,026,488	$29,301,601

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$67,996,963	$77,769,406

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.45

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

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9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s

49      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
October 31, 2018	$24,268	$10	$2,233	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.70% for Class I shares and 0.75% for Class Y shares, as calculated on the daily net assets of the Fund.

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9. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$182,120
Class C	36,360
Class I	5,288
Class R	6,187
Class Y	96,886

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,749
Class C	187
Class R	31
Class Y	746

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $321,465 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

51      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Global Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi-Asset Income Fund (the “Fund”), including the statement of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the three year period then ended, and for the period from December 1, 2014 (commencement of operations) to October 30, 2015. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, and the period from December 1, 2014 (commencement of operations) to October 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

December 21, 2018

52      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 12.96% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $846,403 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,920,970 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

53      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Barings, LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”), whereby OFI SteelPath and Barings provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Advisers’ key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and for OFI SteelPath, securities trading services. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing certain administrative services to

54      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Benjamin Rockmuller and Alessio de Longis, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Advisers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the 30% to 50% equity allocation category. The Board noted that the Fund’s one-year and three-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub Advisers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load 30% to 50% equity allocation funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets

55      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

will not exceed the following annual rates: 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, and 0.75% for Class Y shares, and 0.70% for Class I shares and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

56      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources
Oppenheimer Global Multi-Asset Income Fund	5/30/18	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	8/30/18	90.7%	0.0%	9.3%

58      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 47 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2014) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2014) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (career services) (March 2015-November 2016), Director of

59      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2014) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

60      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Joel W. Motley, Trustee (since 2014) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2014) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

61      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004).

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

65      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1637.001.1018 December 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $51,700 in fiscal 2018 and $46,200 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $3,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, incremental and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $200 in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $836,362 in fiscal 2018 and $676,888 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018